Exhibit 99.2

RealPage, Inc.
Fact Sheet
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015
Revenue ($000's)
Total GAAP Revenue	$88,981	$94,451	$98,071	$95,519	$377,022	$100,563	$94,988	$104,536	$104,464	$404,551	$110,470
Growth %	20%	20%	18%	11%	17%	13%	1%	7%	9%	7%	10%

Total NON GAAP Revenue	$88,983	$94,451	$99,864	$96,441	$379,739	$101,887	$94,781	$104,144	$104,174	$404,986	$110,004
Growth %	19%	20%	20%	12%	18%	15%	0%	4%	8%	7%	8%

GAAP On Demand Revenue	$85,322	$90,825	$94,084	$92,081	$362,312	$97,008	$91,606	$100,747	$101,261	$390,622	$106,460
Growth %	21%	21%	19%	13%	18%	14%	1%	7%	10%	8%	10%

NON GAAP On Demand Revenue	$85,324	$90,825	$95,877	$93,003	$365,029	$98,332	$91,399	$100,355	$100,971	$391,057	$105,994
Growth %	21%	21%	21%	14%	19%	15%	1%	5%	9%	7%	8%

On Premise Revenue	$950	$1,011	$838	$892	$3,691	$865	$826	$755	$648	$3,094	$741
Professional & Other Revenue	$2,709	$2,615	$3,149	$2,546	$11,019	$2,690	$2,556	$3,034	$2,555	$10,835	$3,269
Expenses ($000's)
Cost of Revenue
GAAP View	$35,364	$37,340	$38,111	$37,506	$148,321	$39,927	$42,115	$46,311	$46,518	$174,871	$47,724
Stock-based compensation	(750)	(676)	(785)	(900)	(3,111)	(1,007)	(866)	(1,141)	(812)	(3,826)	(1,234)
Amortization	(1,967)	(2,028)	(1,656)	(2,062)	(7,713)	(2,423)	(2,447)	(2,982)	(2,860)	(10,712)	(2,814)
Non GAAP	$32,647	$34,636	$35,670	$34,544	$137,497	$36,497	$38,802	$42,188	$42,846	$160,333	$43,676
Depreciation	(1,843)	(1,444)	(1,480)	(1,800)	(6,567)	(1,858)	(2,013)	(2,311)	(2,330)	(8,512)	(2,405)
Adjusted EBITDA View	$30,804	$33,192	$34,190	$32,744	$130,930	$34,639	$36,789	$39,877	$40,516	$151,821	$41,271

Product Development
GAAP View	$12,038	$11,727	$13,232	$13,641	$50,638	$14,841	$15,941	$17,528	$16,108	$64,418	$17,977
Stock-based compensation	(1,131)	(721)	(1,271)	(1,665)	(4,788)	(1,912)	(2,144)	(2,707)	(1,874)	(8,637)	(2,719)
Asset Impairment	-	-	-	-	-	-	-	-	-	-	(599)
Non GAAP View	$10,907	$11,006	$11,961	$11,976	$45,850	$12,929	$13,797	$14,821	$14,234	$55,781	$14,659
Depreciation	(754)	(632)	(749)	(909)	(3,044)	(1,043)	(1,171)	(1,319)	(1,375)	(4,908)	(1,256)
Adjusted EBITDA View	$10,153	$10,374	$11,212	$11,067	$42,806	$11,886	$12,626	$13,502	$12,859	$50,873	$13,403

Sales & Marketing
GAAP View	$22,902	$23,924	$25,166	$23,902	$95,894	$25,991	$28,030	$29,949	$27,593	$111,563	$28,951
Stock-based compensation	(3,201)	(2,004)	(2,686)	(3,102)	(10,993)	(3,143)	(3,101)	(3,774)	(2,948)	(12,966)	(3,789)
Amortization	(2,146)	(2,264)	(2,586)	(2,939)	(9,935)	(2,892)	(2,847)	(2,875)	(2,886)	(11,500)	(2,766)
Non GAAP View	$17,555	$19,656	$19,894	$17,861	$74,966	$19,956	$22,082	$23,300	$21,759	$87,097	$22,396
Depreciation	(319)	(244)	(263)	(323)	(1,149)	(407)	(479)	(555)	(478)	(1,919)	(499)
Adjusted EBITDA View	$17,236	$19,412	$19,631	$17,538	$73,817	$19,549	$21,603	$22,745	$21,281	$85,178	$21,897

General & Administrative
GAAP View	$16,507	$12,819	$15,554	$15,730	$60,610	$20,929	$16,819	$15,443	$16,011	$69,202	$18,863
Stock-based compensation	(2,163)	(2,660)	(2,994)	(2,988)	(10,805)	(3,163)	(3,922)	(1,914)	(2,622)	(11,621)	(3,005)
Amortization	-	-	-	-	-	-	(192)	-	-	(192)	-
Asset Disposal/Impairment	(3)	(270)	(37)	(4)	(314)	(20)	-	(16)	(350)	(386)	(520)
Acquisition-Related Expense	(2,774)	949	(288)	(1,156)	(3,269)	(881)	(357)	(860)	111	(1,987)	(1,092)
Litigation-related expense	(406)	353	(278)	(330)	(661)	(4,677)	(168)	(39)	(31)	(4,915)	(2)
Non GAAP View	$11,161	$11,191	$11,957	$11,252	$45,561	$12,188	$12,180	$12,614	$13,119	$50,101	$14,244
Depreciation	(769)	(808)	(871)	(889)	(3,337)	(880)	(917)	(920)	(844)	(3,561)	(871)
Other (Income)/Expense	(268)	(10)	-	(72)	(350)	(3)	(4)	(4)	(4)	(15)	-
Adjusted EBITDA View	$10,124	$10,373	$11,086	$10,291	$41,874	$11,305	$11,259	$11,690	$12,271	$46,525	$13,373
Earnings
Adjusted EBITDA ($000's)	$20,666	$21,100	$23,745	$24,801	$90,312	$24,508	$12,504	$16,330	$17,247	$70,589	$20,060
Margin	23%	22%	24%	26%	24%	24%	13%	16%	17%	17%	18%

Non-GAAP Net Income ($000's)	$9,975	$10,420	$12,087	$12,391	$44,873	$12,057	$4,629	$6,526	$7,130	$30,342	$8,857
Margin	11%	11%	12%	13%	12%	12%	5%	6%	7%	7%	8%

Non-GAAP EPS	$0.13	$0.14	$0.16	$0.16	$0.59	$0.16	$0.06	$0.08	$0.09	$0.39	$0.11
Growth	30%	27%	33%	14%	26%	23%	-57%	-50%	-44%	-34%	-31%

On Demand Revenue Detail ($000's)
Leasing and Marketing	$29,499	$30,858	$33,599	$30,484	$124,440	$32,427	$28,945	$29,805	$27,006	$118,183	$29,369
% of Total	35%	34%	35%	33%	34%	33%	32%	30%	27%	30%	28%
Y-O-Y growth	16%	15%	18%	9%	14%	10%	-6%	-11%	-11%	-5%	-9%

Property Management	$25,189	$26,626	$28,379	$28,336	$108,530	$28,868	$29,622	$31,260	$31,683	$121,433	$32,731
% of Total	30%	29%	30%	30%	30%	29%	32%	31%	31%	31%	31%
Y-O-Y growth	13%	15%	20%	13%	15%	15%	11%	10%	12%	12%	13%

Resident Services	$22,155	$24,451	$24,476	$24,513	$95,595	$26,910	$22,626	$28,898	$31,672	$110,106	$33,064
% of Total	26%	27%	26%	26%	26%	27%	25%	29%	31%	28%	31%
Y-O-Y growth	31%	34%	25%	17%	26%	21%	-7%	18%	29%	15%	23%

Asset Optimization	$8,481	$8,890	$9,423	$9,670	$36,464	$10,127	$10,206	$10,392	$10,610	$41,335	$10,830
% of Total	10%	10%	10%	10%	10%	10%	11%	10%	11%	11%	10%
Y-O-Y growth	39%	33%	31%	22%	31%	19%	15%	10%	10%	13%	7%
On Demand Revenue Detail ($000's)
Subscription	$69,361	$73,440	$76,435	$79,082	$298,318	$82,126	$82,420	$87,012	$92,326	$343,884	$93,983
% of Total	81%	81%	80%	85%	82%	84%	90%	87%	91%	88%	89%
Y-O-Y growth	20%	22%	21%	17%	20%	18%	12%	14%	17%	15%	14%

Transactional	$15,963	$17,385	$19,442	$13,921	$66,711	$16,206	$8,979	$13,343	$8,645	$47,173	$12,011
% of Total	19%	19%	20%	15%	18%	16%	10%	13%	9%	12%	11%
Y-O-Y growth	22%	20%	23%	-4%	15%	2%	-48%	-31%	-38%	-29%	-26%

ACV
Non-GAAP On Demand Annual Customer Value ($000's)	$350,174	$364,801	$386,039	$378,131		$398,976	$367,249	$404,055	$405,248		$427,091
Total ACV Growth (QTD)	23%	21%	20%	14%		14%	1%	5%	7%		7%
Organic ACV Growth (QTD)	20%	20%	19%	11%		13%	-1%	3%	6%		6%
Unit Trend
On Demand Units - Ending (000's)	8,545	8,616	8,730	9,022		9,285	9,371	9,496	9,560		9,700
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	95.3%	95.5%	95.4%	95.3%		95.2%	95.2%	95.3%	95.3%		95.6%
RPU
NON GAAP On Demand RPU (QTD) (whole $)	$40.98	$42.34	$44.22	$41.91		$42.97	$39.19	$42.55	$42.39		$44.03
Top ACV / RPU
Top 100 ACV ($000's)	$163,454	$164,474	$172,727	$177,723		$184,204	$184,181	$187,588	$183,478		$187,650

Top 100 ACV RPU	$54.88	$55.85	$57.85	$58.71		$57.48	$59.12	$60.68	$59.30		$59.99

Top 50 RPU Clients ACV ($000's)	$48,478	$43,784	$44,352	$46,896		$45,375	$44,641	$46,876	$45,984		$50,167

Top 50 RPU Clients RPU	$126.50	$132.80	$133.70	$135.60		$136.60	$141.90	$142.10	$146.71		$150.03

Industry Data
Occupancy	94.9%	95.3%	95.4%	95.0%		95.0%	95.6%	95.7%	95.3%		95.5%

Annual Change in effective rents	2.6%	3.1%	3.2%	2.8%		2.9%	3.5%	3.7%	4.6%		4.6%

Supply (trailing-twelve month)				163.2					232.0		240.0

Headcount
Total Ending RP Headcount	3,217	3,396	3,320	3,337		3,506	3,758	3,757	3,875		3,898

Total International Headcount (included above)	682	799	858	900		977	1,153	1,216	1,363		1,393
% International Headcount	21%	24%	26%	27%		28%	31%	32%	35%		36%

(1) Based on information from MPF Research.

Definitions
*Please read in conjunction with the Company's Annual Report on Form 10-K previously filed with the Securities and Exchange Commission on March 2, 2015 as well as the explanation of Non-GAAP measures posted to the Company's IR website.
**Please note that amounts in prior periods are reclassified whenever necessary to conform to the current period presentation.
Subscription on demand revenue: Represents revenue from products related to license and subscription fees comprised of a charge billed at the initial order date and monthly or annual subscription fees for accessing our on demand software solutions. The license fee billed at the initial order date is recognized as revenue on a straight-line basis over the longer of the contractual term or the period in which the customer is expected to benefit, which we consider to be three years. Recognition starts once the product has been activated. Revenue from monthly and annual subscription fees is recognized on a straight-line basis over the access period.
Transactional on demand revenue: Represents revenue related to services performed influenced by leasing velocity (resident renewal/churn rate). This revenue stream is primarily related to our Leasing and Marketing solutions consisting of transactional elements of our Screening, Websites, Lead Generation, and Contact Center solutions. It also includes transactional elements of our Renter’s Insurance (contingent commission) and Spend Management solutions.
Leasing and Marketing on demand revenue: Consists of our Screening, Websites, Lead Management, Lead Generation, and Contact Center solutions. On demand annual revenue from this product family is approximately 70% subscription.
Property Management on demand revenue: Consists of our Facilities, Accounting, Property Management, and Spend Management solutions. On demand annual revenue from this product family is approximately 95% subscription.
Resident Services on demand revenue: Consists of our Renter’s Insurance, Resident Billing, Payments, Online Living and Contact Center Maintenance solutions. On demand annual revenue from this product family is approximately 95% subscription.
Asset Optimization on demand revenue: Consists of our YieldStar, Business Intelligence and MPF Research solutions. On demand annual revenue from this product family is 100% subscription.